UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 24, 2016 (March 23, 2016)

EMERALD OIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35097	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Columbine Street, Suite 500
Denver, CO 80206

(Address of principal executive offices, including zip code)

(303) 595-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 23, 2016, Emerald Oil, Inc. (the “Company”) received a letter from the NYSE MKT Exchange (the “NYSE MKT”) stating that the Company is no longer suitable for listing on the NYSE MKT, and that the NYSE MKT will begin delisting proceedings pursuant to Section 1003(a)(iv) of the NYSE MKT Company Guide, citing the Company’s March 23, 2016 announcement of its voluntary Chapter 11 petitions in the U.S. Bankruptcy Court for the District of Delaware. Trading in the Company’s common stock was suspended by the NYSE MKT at the market opening on March 23, 2016.

The Company has a right to a review of the NYSE MKT’s determination. The NYSE MKT will apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock upon completion of all applicable procedures, including any appeal by the Company of the decision. The Company does not intend to appeal the determination and, therefore, it is expected the Company’s common stock will be delisted.

As a result of the delisting notice, the Company’s common stock is currently trading on the OTC Pink Sheets marketplace under the symbol EOXLQ. The Company can provide no assurance that its common stock will continue to trade on this market, whether broker-dealers will continue to agree to provide public quotes of the Company’s common stock on this market, whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock will continue on this market in the future.

ITEM 7.01.	Regulation FD Disclosure.

On March 24, 2016, the Company issued a press release announcing the delisting from the NYSE MKT as described above in Item 3.01. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	March 24, 2016 Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD OIL, INC.

Date: March 24, 2016	By:	/s/ Ryan Smith
Ryan Smith
Chief Financial Officer

3